Exhibit 24.1

Power of Attorney

I, Jay Margolis, of 200 Clarendon Street, 37th Floor, Boston, MA 02116, hereby appoint Ranesh Ramanathan, Sally F. Dornaus and Michael Treisman, as my recognized representatives and true and lawful attorneys-in-fact to make, execute, sign, acknowledge and file with the Securities and Exchange Commission (the “SEC”) as necessary any documents relating to my service as a Director of Bain Capital Specialty Finance, Inc. (the “Company”) and any amendments to such documents.

This is the only power granted by this Power of Attorney.  This Power of Attorney applies to all future documents filed with the SEC relating to my service a Director of the Company and any amendments thereto.  This Power of Attorney is revocable by me at any time.  Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Jay Margolis

Name:	Jay Margolis

Title:	Director

Date:	August 16, 2016

Power of Attorney

I, David G. Fubini, of 200 Clarendon Street, 37th Floor, Boston, MA 02116, hereby appoint Ranesh Ramanathan, Sally F. Dornaus and Michael Treisman, as my recognized representatives and true and lawful attorneys-in-fact to make, execute, sign, acknowledge and file with the Securities and Exchange Commission (the “SEC”) as necessary any documents relating to my service as a Director of Bain Capital Specialty Finance, Inc. (the “Company”) and any amendments to such documents.

This is the only power granted by this Power of Attorney.  This Power of Attorney applies to all future documents filed with the SEC relating to my service a Director of the Company and any amendments thereto.  This Power of Attorney is revocable by me at any time.  Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ David G. Fubini

Name:	David G. Fubini

Title:	Director

Date:	August 17, 2016

Power of Attorney

I, Jeffrey B. Hawkins, of 200 Clarendon Street, 37th Floor, Boston, MA 02116, hereby appoint Ranesh Ramanathan, Sally F. Dornaus and Michael Treisman, as my recognized representatives and true and lawful attorneys-in-fact to make, execute, sign, acknowledge and file with the Securities and Exchange Commission (the “SEC”) as necessary any documents relating to my service as a Director of Bain Capital Specialty Finance, Inc. (the “Company”) and any amendments to such documents.

This is the only power granted by this Power of Attorney.  This Power of Attorney applies to all future documents filed with the SEC relating to my service a Director of the Company and any amendments thereto.  This Power of Attorney is revocable by me at any time.  Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Jeffrey B. Hawkins

Name:	Jeffrey B. Hawkins

Title:	Director

Date:	August 18, 2016

Power of Attorney

I, Michael A. Ewald, of 200 Clarendon Street, 37th Floor, Boston, MA 02116, hereby appoint Ranesh Ramanathan, Sally F. Dornaus and Michael Treisman, as my recognized representatives and true and lawful attorneys-in-fact to make, execute, sign, acknowledge and file with the Securities and Exchange Commission (the “SEC”) as necessary any documents relating to my service as a Director of Bain Capital Specialty Finance, Inc. (the “Company”) and any amendments to such documents.

This is the only power granted by this Power of Attorney.  This Power of Attorney applies to all future documents filed with the SEC relating to my service a Director of the Company and any amendments thereto.  This Power of Attorney is revocable by me at any time.  Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Michael A. Ewald

Name:	Michael A. Ewald

Title:	Director

Date:	August 16, 2016

Power of Attorney

I, Thomas A. Hough, of 200 Clarendon Street, 37th Floor, Boston, MA 02116, hereby appoint Ranesh Ramanathan, Sally F. Dornaus and Michael Treisman, as my recognized representatives and true and lawful attorneys-in-fact to make, execute, sign, acknowledge and file with the Securities and Exchange Commission (the “SEC”) as necessary any documents relating to my service as a Director of Bain Capital Specialty Finance, Inc. (the “Company”) and any amendments to such documents.

This is the only power granted by this Power of Attorney.  This Power of Attorney applies to all future documents filed with the SEC relating to my service a Director of the Company and any amendments thereto.  This Power of Attorney is revocable by me at any time.  Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Thomas A. Hough

Name:	Thomas A. Hough

Title:	Director

Date:	August 16, 2016